EXHIBIT 99.1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: AUGUST 31, 2009

IN RE:	:	CASE NO.:	09-08254 (SWD)
	:	Chapter 11
AURORA OIL & GAS CORPORATION,	:	Judge:	Honorable Scott W. Dales
Debtor.	:

As debtor in possession, I affirm:

1.           That I have reviewed the financial statements attached hereto, consisting of:

X	Operating Statement	(Form 2)
X	Balance Sheet	(Form 3)
X	Summary of Operations	(Form 4)
X	Monthly Cash Statement	(Form 5)
X	Statement of Compensation	(Form 6)
X	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated.

2.           That the insurance, including workers’ compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements for Chapter 11 Cases is in effect.  (If not, attach a written explanation.)YES X NO _____

3.           That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.  (If not, attach a written explanation.)
YES _____                      NO _____                      N/A X

4.           No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.  (If not, attached a written explanation.)
YES _____                      NO X

5.           All United States Trustee Quarterly fees have been paid and are current.
YES _____                      NO _____                      N/A X

6.           Have you filed your prepetition tax returns.  (If not, attach a written explanation.)
YES X                               No _____

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: September 17, 2009	/s/ Sanford R. Edlein
Debtor in Possession

	Chief Restructuring Officer	(231) 941-0073
	Title	Phone

FORM 1

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

FORM 1 ITEM 4 ATTACHMENT

ORDINARY COURSE PROFESSIONALS

Amount Paid
During
Name	August 2009

Ed Sines (emergency check request covering the period of 7/27/09 - 8/12/09)	$4,787
John Cole (emergency check request covering the period of 7/22/09 - 8/16/09)	3,031
TOTAL ORDINARY COURSE PROFESSIONALS	$7,818

AURORA OIL & GAS CORPORATION (THE “COMPANY”)
EXPLANATORY NOTES TO THE MONTHLY OPERATING REPORT
DATED AS OF AUGUST 31, 2009

1.
This Monthly Operating Report (“MOR”) has been signed by the Company’s Chief Restructuring Officer, Sanford R. Edlein.  The MOR was prepared by the Company’s staff with management oversight.  Mr. Edlein does not have personal knowledge of every item identified in the MOR and has relied upon the work of Company management.  In reviewing and signing the MOR, Mr. Edlein has relied upon the accuracy and integrity of the Company’s books and records, and it is possible that further review thereof may require amendment of the MOR.

2.
This MOR is preliminary and unaudited and reflects results for the twelve days ended July 12, 2009 (pre-petition), nineteen days ended July 31, 2009 (post-petition), one month ended July 31, 2009, one and eight months ended August 31, 2009 and balances as of July 12, 2009 (filing date), July 31, 2009 and August 31, 2009.  This MOR should be read together and concurrently with the Company’s first quarter 2009 Form 10-Q that was filed with the Securities and Exchange Commission (“SEC”) on May 8, 2009 and the Company’s Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 13, 2009 for a comprehensive description of our current financial condition and operating results. This MOR should also be read together and concurrently with Forms 8-K filed with the SEC during 2009.  This MOR is being provided to the Bankruptcy Court and the U.S. Trustee.

3.
This MOR is unaudited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future.  This MOR includes the results of the ceiling test write-down during first quarter 2009 and the reclassification of mortgage payable to current as a result of a default that occurred due to the Company’s chapter 11 bankruptcy filing.  Results for this period as presented in the MOR are not necessarily indicative of the actual results for the period if all such matters were allocated to all periods in the quarter or year.  Accordingly, each period reported in the MOR should not be viewed on a stand-alone basis, but rather in the context of previously reported financial results, including the Company’s SEC filings.

4.
This MOR is presented in a format providing information required under local rules and incorporating measurements used for internal operating purposes, rather than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

5.	This MOR is presented on a stand alone basis for the Company and does not include any subsidiary activity. Therefore, intercompany balances have not been eliminated.

The Company’s subsidiaries are as follows:

Aurora Operating, LLC ("AOP") is a limited liability company engaged primarily in oil and gas operations and development.  AOP holds certain oil and gas properties in the New Albany Shale project.  The Company owns 71% of AOP.

Indiana Royalty Trustory, LLC ("IRT") is a limited liability company engaged primarily in investments in royalties and other financial instruments.  The Company holds a 51% interest in IRT.

Hudson Pipeline & Processing Co., LLC ("HPPC") is a limited liability company that owns and operates various pipelines and processing facilities located in Hudson Township area of the Michigan Antrim play.  The Company holds a 96.1% interest in HPPC.

Celebration Mining ("CMC") is a wholly-owned subsidiary of the Company that owns a 25% interest in a silver mine located in Utah.  No production has occurred from the mine since the 1930’s.  Activity in CMC primarily relates to general and administrative expenses associated with the marketability of the company for sale and compliance with various legal requirements.

Bach Services & Manufacturing Co., LLC ("BSM") was sold on June 10, 2009.  BSM was a limited liability company which provided oil and gas field services and construction services related to building pipelines, compressor packages, and processing facilities to various oil and gas companies principally in the Michigan Antrim play.  The Company owned 100% of BSM.

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

	OPERATING STATEMENTS
	PERIOD	PERIOD
	07/01/09 -	07/13/09 -	MONTH	MONTH	YTD	MONTH	MONTH	MONTH	MONTH
	07/12/09	07/31/09	Jul-09	Aug-09	Aug-09	Sep-09	Oct-09	Nov-09	Dec-09
REVENUES:
Oil and natural gas sales	$363,720	$578,008	$941,728	$856,678	$7,621,250
Pipeline transportation and marketing	2,805	4,551	7,356	7,568	59,127
Interest and other	39,330	62,334	101,664	99,333	958,819
Total revenues	405,855	644,893	1,050,748	963,579	8,639,196	-	-	-	-
EXPENSES:
Production taxes	11,348	18,029	29,377	24,060	235,861
Production and lease operating expense	312,982	486,401	799,383	834,907	6,621,996
General and administrative expense	1,117,559 (1)	689,985	1,807,544 (3)	1,621,813 (4)	8,631,372 (4)
Oil and natural gas depletion and amortization	54,587	90,114	144,701	155,338	1,152,478
Other assets depreciation and amortization	7,590	12,017	19,607	19,607	178,047
Interest expense	435,346	686,449	1,121,795	1,136,267	7,626,371
Ceiling write-down of oil and gas properties	-	-	-	-	53,639,522
Taxes (refunds), other	2,403	3,232	5,635	11,431	(50,985)
Total expenses	1,941,815	1,986,227	3,928,042	3,803,423	78,034,662	-	-	-	-
NET LOSS INCOME FROM
CONTINUING OPERATIONS	(1,535,960)	(1,341,334)	(2,877,294)	(2,839,844)	(69,395,466)	-	-	-	-
DISCONTINUED OPERATIONS:
Operating loss	-	(6,500)	(6,500)	-	(287,285)
Loss on disposal	-	-	-	-	(1,434,858)
Loss from discontinued operations	-	(6,500)	(6,500)	-	(1,722,143)	-	-	-	-
NET LOSS AFTER DISCONTINUED
OPERATIONS ATTRIBUTABLE TO
AURORA COMMON SHAREHOLDERS	$(1,535,960)	$(1,347,834)	$(2,883,794)	$(2,839,844)	$(71,117,609)	$-	$-	$-	$-

(1) - One time write-offs in the amount of $0.4 million related to inventory and processing assets was recorded as general and administrative expense during the period.  This balance also includes a severance payment in the amount of $0.1 million (including applicable payroll taxes) to William Deneau, former CEO.

(2) - Amount was reduced by $63,033 from the informal report submitted to the U.S. Trustee to properly account for activity during the period of July 1, 2009 - July 12, 2009.

(3) - For the one month ended July 31, 2009 approximately $0.9 million was incurred for restructuring/debt services and bankruptcy legal and consulting services.  Of the $0.9 million, $0.3 was incurred on behalf of the creditors.

(4) - For the one and eight months ended August 31, 2009 approximately $1.4 million and $4.8 million, respectively was incurred for restructuring/debt services and bankruptcy legal and consulting services.  Of the $1.4 million and $4.8 million, $0.5 million and $2.7 million, respectively was incurred on behalf of the creditors.

(5) - Net loss after discontinued operations attributable to Aurora common shareholders was reduced for the period July 13, 2009 - July 31, 2009 and for the month ended July 31, 2009 from the previous filing by $5,298 as a result of eliminating noncontrolling interest activity to properly reflect Aurora Oil & Gas Corporation on a stand-alone basis.

FORM 2

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

	BALANCE SHEETS
	Filing Date		AS OF		AS OF		AS OF	AS OF	AS OF	AS OF
	07/12/09		07/31/09		08/31/09		09/30/09	10/31/09	11/30/09	12/31/09
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,340,664		$2,334,119		$1,865,355
Short-term investments	659,317		659,944		409,944
Accounts receivable:
Oil and natural gas sales	1,173,079		1,311,732		1,511,393
Joint interest owners	447,577	(3)	385,093		1,075,766
Intercompany	693,998	(4)	591,283	(4)	622,470	(4)
Note receivable - related party	132,181	(1)	132,181	(1)	132,181	(1)
Materials inventory	632,067		608,812		607,304
Prepaid expenses and other current assets	1,604,088		1,544,735		1,331,633
Total current assets	7,682,971		7,567,899		7,556,046		-	-	-	-
PROPERTY AND EQUIPMENT:
Land	264,022		264,022		264,022
Oil and natural gas properties, using full cost accounting:
Proved properties	38,804,426		39,262,183		41,381,218
Unproved properties	46,917,195		46,434,323		43,618,492
Less: accumulated depletion and amortization	(20,650,771)		(20,740,885)		(20,896,224)
Total oil and natural gas properties, net	65,070,850		64,955,621		64,103,486		-	-	-	-
Other property and equipment:
Other property and equipment	4,144,541		4,144,541		4,144,541
Less: accumulated depreciation	(791,242)		(803,259)		(822,866)
Total other property and equipment, net	3,353,299		3,341,282		3,321,675		-	-	-	-
Total property and equipment, net	68,688,171		68,560,925		67,689,183		-	-	-	-
OTHER ASSETS:
Note receivable	11,830,385		11,830,385		11,830,385
Debt issuance costs (net of accumulated amortization of $1,089,087)	952,560		927,084		885,519
Other	8,630,764		8,630,767		8,634,258
Total other assets	21,413,709		21,388,236		21,350,162		-	-	-	-
TOTAL ASSETS	$97,784,851	(5)	$97,517,060	(5)	$96,595,391		$-	$-	$-	$-

FORM 3

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

	BALANCE SHEETS
	Filing Date		AS OF		AS OF	AS OF	AS OF	AS OF	AS OF
	07/12/09		07/31/09		08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$2,436,489	(3)	$3,018,016		$3,860,813
Accrued interest	5,223,127		5,713,545		6,307,706
Note payable - related party	1,040,000	(2)	1,040,000	(2)	1,040,000 (2)
Current portion of mortgage payable	2,568,685		2,568,685		2,568,685
Senior secured credit facility	72,021,446		72,021,446		72,021,446
Second lien term loan	51,871,073		51,871,073		52,345,117
Total current liabilities	135,160,820		136,232,765		138,143,767	-	-	-	-
LONG-TERM LIABILITIES:
Asset retirement obligation	1,737,409		1,746,968		1,756,527
Other long-term liabilities	419,336		417,875		415,489
Total long-term liabilities	2,156,745		2,164,843		2,172,016	-	-	-	-
Total liabilities	137,317,565		138,397,608		140,315,783	-	-	-	-
(DEFICIT) EQUITY
Shareholders’ (deficit) equity:
Common stock, $0.01 par value	1,032,828		1,032,828		1,032,828
Additional paid-in capital	142,685,964		142,685,964		142,685,964
Accumulated deficit	(183,251,506	)(3)	(184,599,340)		(187,439,184)
Total shareholders’ (deficit) equity	(39,532,714)		(40,880,548)		(43,720,392)	-	-	-	-
TOTAL LIABILITIES AND (DEFICIT) EQUITY	$97,784,851	(5)	$97,517,060	(5)	$96,595,391	$-	$-	$-	$-

(1) - Amount represents note receivable from Indiana Royalty Trustory, LLC which AOG holds a 51% interest and is recorded at the gross amount.

(2) - Amount represents note payable to Aurora Operating, LLC which AOG holds a 71% interest and is recorded at the gross amount.

(3) - Joint interest owner account receivables, accounts payable and accrued liabilities, and accumulated deficit were reduced by $2,747, $108,023 and $105,276, respectively from the informal report submitted to the U.S. Trustee as a result of adjustments to estimated accrued liabilities and to properly account for interest income activity during the period July 1, 2009 - July 12, 2009.

(4) - Amounts represent intercompany receivables from AOP, IRT, HPPC and CMC as defined in the "Explanatory Notes to the Monthly Operating Report" accompanying this MOR.

(5) - Total assets and total liabilities and (deficit) equity were reduced at July 12, 2009 and July 31, 2009 from the previous filing by $218,017 and $223,315, respectively as a result of eliminating noncontrolling interest activity to properly reflect Aurora Oil & Gas Corporation on a stand-alone basis.

FORM 3

CASE NAME: Aurora Oil & Gas Corporation
CASE NUMBER: 09-08254 (SWD)

SUMMARY OF OPERATIONS

SCHEDULE OF POST-PETITION TAXES PAYABLE
	Filing Date	AS OF	AS OF		AS OF	AS OF	AS OF	AS OF
	07/12/09	07/31/09	08/31/09		09/30/09	10/31/09	11/30/09	12/31/09

INCOME TAXES WITHHELD:
Federal	$-	$-	$-
State	-	-	-
Local	-	-	-
FICA WITHHELD	-	-	-
EMPLOYERS FICA	-	-	-
UNEMPLOYMENT TAX:
Federal	-	-	-
State	-	-	-
SEVERANCE TAXES	5,924	-	8,930
PROPERTY TAXES	234,033	234,033	-	(4)
STATE INCOME TAXES	600	600	600
WORKERS' COMPENSATION	-	-	-
TOTAL POST-PETITION TAXES PAYABLE	$240,557	$234,633	$9,530		$-	$-	$-	$-

Note: Payroll was paid on August 31, 2009 and therefore no accrual exists at August 31, 2009.

	AGING OF ACCOUNTS RECEIVABLE
	AGED AS OF		AS OF		AS OF		AS OF	AS OF	AS OF	AS OF
DAYS	07/12/09		07/31/09		08/31/09		09/30/09	10/31/09	11/30/09	12/31/09
0-29 Days	$859,964		$834,840		$841,094
30-59 Days	458,658		357,127		24,993
60-89 Days	114,002		35,509		19,683
90+ Days	81,102		359,574		82,625
Other	106,930	(1)	109,775	(2)	107,371	(3)
TOTAL	$1,620,656		$1,696,825		$1,075,766		$-	$-	$-	$-

	AGING OF ACCOUNTS PAYABLE
	AGED AS OF	AS OF	AS OF		AS OF	AS OF	AS OF	AS OF
DAYS	07/12/09	07/31/09	08/31/09		09/30/09	10/31/09	11/30/09	12/31/09
0-29 Days	$962,389	$1,053,005	$1,541,688	(4)
30-59 Days	286,518	665,569	259,486
60-89 Days	1,576	300	-
90+ Days	-	-	46,486
TOTAL	$1,250,483	$1,718,874	$1,847,660		$-	$-	$-	$-

Note: This form does not include intercompany accounts receivable.

(1) - Amount relates to $58,087 of note receivable interest, $41,537 of Bach insurance premiums and $7,306 of COBRA and unbilled LOE/property tax charges from joint partners.

(2) - Amount relates to $59,494 of note receivable interest, $41,537 of Bach insurance premiums and $8,744 of COBRA and unbilled LOE charges from joint partners.

(3) - Amount relates to $61,800 of note receivable interest, $41,537 of Bach insurance premiums and $4,034 of COBRA and unbilled LOE charges from joint partners.

(4) - Property taxes payable in the amount of $234,033 were transferred from accruals to accounts payable as of 8/31/09.

FORM 4

BANK RECONCILIATION AND CASH ACTIVITY REPORT
Month Ended August 31, 2009

Case Name: Aurora Oil & Gas Corporation
Case Number: 09-08254 (SWD)

	Bank:	Northwestern Bank Concentration	JPMorgan Chase Operating Account	JPMorgan Chase Disbursement Account	Charles Schwab & Co. Investment	Northwestern Bank Money Market (Collateral for	Northwestern Bank General Account (Collateral for
	Purpose (Type):	Account	(DIP)	(DIP)	Account	LC)	LC)	TOTAL

	Bank Balance (8/31/09)	$12,028	$1,597,443	$62,204	$10,531	$250,442	$409,944	$2,342,590

	Add: Deposits in Transit	-	-	-	-	-	-	-

	Subtract: Outstanding Checks	(5,613)	-	(62,179)	-	-	-	(67,791)

	Adjusted Bank Balance (8/31/09)	$6,415	$1,597,443	$25	$10,531	$250,442	$409,944	$2,274,799

Cash Activity Report

A	Beginning Book Balance (7/31/09)	$17,260	$661,855	$2,380	$1,652,124	$659,944	$-	$2,993,563

B	Receipts	-	654,990	-	189	442		655,620

C	Transfers In (from other accounts)	-	1,551,000	323,676	-	-	409,944	2,284,619

D	Balance Available	17,260	2,867,844	326,056	1,652,313	660,385	409,944	5,933,802

E	Disbursements	(10,845)	(946,726)	(326,031)	(90,782)	-		(1,374,384)

F	Transfers Out	-	(323,676)	-	(1,551,000)	(409,944)		(2,284,619)

G	Ending Book Balance (8/31/09)	$6,415	$1,597,443	$25	$10,531	$250,442	$409,944	$2,274,799

* A sweep account at Northwestern Bank is associated with this operating account.  Effective July 20, 2009, the sweep account was closed.  Also, a zero-balance account for disbursement is associated with this operating account.  The presentation of this account in the reconciliation and cash activity is consolidated for these associated accounts.

** A predecessor account at JPMorgan Chase was established prior to the petition date of 7/12/09, in anticipation of the filing.  A minimal amount of activity occurred prior to the filing date, after which the account was closed/merged into the new JPMorgan Chase DIP account.  The presentation of this account in the reconciliation and cash activity is consolidated for these accounts.

Other Monies on Hand

Aurora keeps $500 in petty cash on hand.

Cash Receipts and Disbursements Detail	TOTAL

Receipts
Operations	410,647
Other Receipts	244,973
Total Receipts	$655,620

Disbursements
Operations	235,983
CapEx	-
SG&A	274,500
Lenders fees	-
Debt Service	-
Restructuring fees	850,956
Changes in working capital	12,945
Royalties and Other	-
Total Disbursements	$1,374,384

FORM 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

		Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Richard Deneau	Capacity:	Shareholder
Officer
		X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:			August 2009

375.00

Current Benefits Paid:			August 2009

	Health Insurance		N/A

	Life Insurance		N/A

	Retirement		N/A

	Company Vehicle		N/A

	Travel		-

	Other Benefits		N/A

	Total Benefits		-

Current Other Payments Paid:			August 2009

	Rent Paid		N/A

	Loans		N/A

	Other - Consulting Fees		-

	Other - Consulting Travel		-

	Other - Retainer		6,250.00

	Total Other Payments		6,250.00

CURRENT TOTAL OF ALL PAYMENTS:			August 2009

6,625.00

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

		Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Wayne Schaeffer	Capacity:	Shareholder
Officer
		X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:			August 2009

-

Current Benefits Paid:			August 2009

	Health Insurance		N/A

	Life Insurance		N/A

	Retirement		N/A

	Company Vehicle		N/A

	Travel		-

	Other Benefits		N/A

	Total Benefits		-

Current Other Payments Paid:			August 2009

	Rent Paid		N/A

	Loans		N/A

	Other - Retainer		6,250.00

	Other (Describe)		-

	Other (Describe)		-

	Total Other Payments		6,250.00

CURRENT TOTAL OF ALL PAYMENTS:			August 2009

6,250.00

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

		Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Gary J. Myles	Capacity:	Shareholder
Officer
		X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:			August 2009

875.00

Current Benefits Paid:			August 2009

	Health Insurance		N/A

	Life Insurance		N/A

	Retirement		N/A

	Company Vehicle		N/A

	Travel		-

	Other Benefits		N/A

	Total Benefits		-

Current Other Payments Paid:			August 2009

	Rent Paid		N/A

	Loans		N/A

	Other - Retainer		6,250.00

	Other (Describe)		-

	Other (Describe)		-

	Total Other Payments		6,250.00

CURRENT TOTAL OF ALL PAYMENTS:			August 2009

7,125.00

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

		Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Kevin Stulp	Capacity:	Shareholder
Officer
		X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:			August 2009

-

Current Benefits Paid:			August 2009

	Health Insurance		N/A

	Life Insurance		N/A

	Retirement		N/A

	Company Vehicle		N/A

	Travel		-

	Other Benefits		N/A

	Total Benefits		-

Current Other Payments Paid:			August 2009

	Rent Paid		N/A

	Loans		N/A

	Other - Retainer		6,250.00

	Other (Describe)		-

	Other (Describe)		-

	Total Other Payments		6,250.00

CURRENT TOTAL OF ALL PAYMENTS:			August 2009

6,250.00

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

		Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Earl Young	Capacity:	Shareholder
Officer
		X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:			August 2009

1,500.00

Current Benefits Paid:			August 2009

	Health Insurance		N/A

	Life Insurance		N/A

	Retirement		N/A

	Company Vehicle		N/A

	Travel		-

	Other Benefits		N/A

	Total Benefits		-

Current Other Payments Paid:			August 2009

	Rent Paid		N/A

	Loans		N/A

	Other - Retainer		6,250.00

	Other (Describe)		-

	Other (Describe)		-

	Total Other Payments		6,250.00

CURRENT TOTAL OF ALL PAYMENTS:			August 2009

7,750.00

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

		Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	John E. McDevitt	Capacity:	Shareholder
Officer
		X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:			August 2009

-

Current Benefits Paid:			August 2009

	Health Insurance		N/A

	Life Insurance		N/A

	Retirement		N/A

	Company Vehicle		N/A

	Travel		-

	Other Benefits		N/A

	Total Benefits		-

Current Other Payments Paid:			August 2009

	Rent Paid		N/A

	Loans		N/A

	Other - Retainer		6,250.00

	Other (Describe)		-

	Other (Describe)		-

	Total Other Payments		6,250.00

CURRENT TOTAL OF ALL PAYMENTS:			August 2009

6,250.00

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	David Deneau	Capacity:		Shareholder
Officer
Director
			X	Insider

Detailed Description of Duties:
Land Supervisor

Current Compensation Paid:				August 2009

6,000.00

Current Benefits Paid:				Total Month

	Health Insurance			998.46

	Life Insurance			N/A

	Retirement 401(k)			N/A

	Company Vehicle			N/A

	Travel			N/A

	Other Benefits			-
	Co. Share FICA & Medic			459.00

	Total Benefits			1,457.46

Current Other Payments Paid:				Total Month

	Rent Paid			N/A

	Loans			N/A

	Other (Describe)			-

	Other (Describe)			-

	Other (Describe)			-

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				Total Month

$7,457.46

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Jeffrey Deneau	Capacity:		Shareholder
			X	Officer
Director
			X	Insider

Detailed Description of Duties:
Investor Relations Officer and Treasurer

Current Compensation Paid:				August 2009

10,000.00

Current Benefits Paid:				Total Month

	Health Insurance			998.46

	Life Insurance			N/A

	Retirement 401(k)			N/A

	Company Vehicle			N/A

	Travel			N/A

	Other Benefits			-
	Co. Share FICA & Medic			145.00

	Total Benefits			1,143.46

Current Other Payments Paid:				Total Month

	Rent Paid			N/A

	Loans			N/A

	Other (Describe)			-

	Other (Describe)			-

	Other (Describe)			-

	Total Other Payments			-

CURRENT TOTAL OF ALL PAYMENTS:				Total Month

$11,143.46

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

		Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	John Hunter	Capacity:	Shareholder
		X	Officer
Director
		X	Insider

Detailed Description of Duties:
Vice President of Exploration and Production

Current Compensation Paid:			August 2009

9,350.00

Current Benefits Paid:			Total Month

	Health Insurance		998.46

	Life Insurance		N/A

	Retirement 401(k)		N/A

	Company Vehicle		N/A

	Travel		N/A

	Other Benefits-Relocation Exp		2,500.00
	Co. Share FICA & Medic		878.22

	Total Benefits		4,376.68

Current Other Payments Paid:			Total Month

	Rent Paid		N/A

	Loans		N/A

	Other- July Expense Report		365.88

	Other: Carried Working Interest		-
Under Venator Energy LLC, John Hunter has a balance due to AOG of $202,278.63 as of 8/31/09
	Other: JIB'd Working Interest		-
Under Venator Energy LLC, John Hunter has a balance due to AOG of $105.97 as of 8/31/09

	Total Other Payments		365.88

CURRENT TOTAL OF ALL PAYMENTS:			Total Month

$ 14,092.56

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

			Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Barbara Lawson	Capacity:		Shareholder
			X	Officer
Director
			X	Insider

Detailed Description of Duties:
Chief Financial Officer

Current Compensation Paid:				August 2009

14,166.66

Current Benefits Paid:				Total Month

	Health Insurance			830.59

	Life Insurance			N/A

	Retirement 401(k)			N/A

	Company Vehicle			N/A

	Travel			N/A

	Other Benefits			-
	Co. Share FICA & Medic			201.14

	Total Benefits			1,031.73

Current Other Payments Paid:				Total Month

	Rent Paid			N/A

	Loans			N/A

	Other - 8/5/09 Expense Report			200.05

	Other (Describe)			-

	Other (Describe)			-

	Total Other Payments			200.05

CURRENT TOTAL OF ALL PAYMENTS:				Total Month

$15,398.44

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
	Period Ending:	August 31, 2009

		Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	William Deneau	Capacity:	Shareholder
Officer
		X	Director
		X	Insider

Detailed Description of Duties:
Chief Executive Officer

Current Compensation Paid:			August 2009

-

Current Benefits Paid:			Total Month

	Health Insurance		30.21

	Life Insurance		N/A

	Retirement 401(k)		N/A

	Company Vehicle		N/A

	Travel		N/A

	Other Benefit - Severance Pckg		-
Co. Share FICA & Medic

	Total Benefits		30.21

Current Other Payments Paid:			Total Month

	Rent Paid		N/A

	Loans		N/A

	Other - Consulting Fee		5,000.00

	Other (Describe)		-

	Other (Describe)		-

	Total Other Payments		5,000.00

CURRENT TOTAL OF ALL PAYMENTS:			Total Month

$ 5,030.21

Dated:	September 17, 2009	/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

SCHEDULE OF IN-FORCE INSURANCE
For Month Ended August 31, 2009
Case Name: Aurora Oil & Gas Corporation
Case Number: 09-08254 (SWD)

Insurance Type	Carrier/Agent	Expiration Date
Building & Personal Property	Federal Insurance Company (Chubb)	1/1/2010
Oilfield Lease Property	Federal Insurance Company (Chubb)	1/1/2010
Mobile Equipment	Federal Insurance Company (Chubb)	1/1/2010
General Liability	Federal Insurance Company (Chubb)	1/1/2010
Pollution Liability	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Primary	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Second Layer	Arch Insurance Group	1/1/2010
Umbrella - Third Layer	Federal Insurance Company (Chubb)	1/1/2010
Control of Well	Southwest Energy Underwriters (Lloyds)	1/1/2010
Auto	New Hampshire Insurance Co. (AIG)	1/1/2010
Workers Compensation	Insurance Company of the State of PA (AIG)	1/1/2010
Directors & Officers Liability - Primary	National Fire Insurance Co. of Pittsburgh, PA (AIG)	10/31/2009
Directors & Officers Liability - Excess	Federal Insurance Company (Chubb)	10/31/2009
Directors & Officers Liability (Runoff) - Primary	National Fire Insurance Co. of Pittsburgh, PA (AIG)	6 years from trigger date; has not yet been triggered
Directors & Officers Liability (Runoff) - Excess	Federal Insurance Company (Chubb)	6 years from trigger date; has not yet been triggered

FORM 7